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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported):  MARCH 12, 1997


                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
                    ----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)



      0-21485                                                      38-3306717
      -------                                                      ----------
(Commission File Number)                      (IRS Employer Identification No.)

4000 TOWN CENTER, SUITE 1100, SOUTHFIELD, MICHIGAN                      48075
--------------------------------------------------                      -----
    (Address of Principal Executive Offices)                       (Zip Code)



                                 (810) 386-8300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                      NONE
                                      ----
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 12, 1997, Superior Consultant Holdings Corporation (the "Company") issued a press release concerning the completion of the acquisition by the Company's wholly-owned subsidiary, Superior Consultant Company, Inc., of all of the outstanding securities of The Kaufman Group, Inc., a healthcare consulting corporation organized under the laws of California. Additional information regarding this transaction is set forth in the press release, which is attached hereto as Exhibit 10.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of businesses to be acquired

     It is impracticable for the Company to file the required financial statements as of the date hereof. The required financial statements shall be filed by the Company as soon as practicable, but in no event shall such financial statements be filed later than 60 days after the due date of this Form 8-K.

     (b) Pro forma financial information

     It is impracticable for the Company to file the required pro forma financial information as of the date hereof. The required pro forma financial information shall be filed by the Company as soon as practicable, but in no event shall such pro forma financial information be filed later than 60 days after the due date of this Form 8-K.

     (c) Exhibits

            10.1  Press Release dated March 12, 1997.

            10.2  Agreement dated as of March 12, 1997 among
                  Superior Consultant Holdings Corporation, Superior Consultant Company, Inc., The Kaufman Group, Inc., Nathan S. Kaufman and Thomas S. Kumura, together with a list of Exhibits and Schedules thereto. Such Exhibits and Schedules are not filed, but the registrant undertakes to furnish supplementally a copy of any such Exhibit or Schedule to the Commission upon request.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SUPERIOR CONSULTANT HOLDINGS
                                    CORPORATION




Date:  March 27, 1997               By:   /s/ James T. House
                                       ---------------------------------------
                                       James T. House, Chief Financial Officer
                                                   (Signature)